UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K
_____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 22, 2008

Keryx Biopharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30929 (Commission File Number)	13-4087132 (IRS Employer Identification No.)

750 Lexington Avenue
New York, New York 10022
(Address of Principal Executive Offices)

(212) 531-5965
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 25, 2008, Keryx Biopharmaceuticals, Inc. (the “Company”) issued a press release announcing the receipt of a notification letter (the “Letter”) dated April 22, 2008 from the NASDAQ Stock Market (“Nasdaq”). The Letter states that the Company is not in compliance with the $1.00 minimum bid price requirement for continued inclusion on the Nasdaq Global Market pursuant to Marketplace Rule 4450(a)(5). In response to the Letter, the Company plans to apply to transfer its listing to the Nasdaq Capital Market.

The contents of the Letter are summarized in the press release furnished as Exhibit 99.1 to this report, and a copy of the Letter is being furnished as Exhibit 99.2 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keryx Biopharmaceuticals, Inc. (Registrant)

Date: April 25, 2008	By:	/s/ Michael S. Weiss
Michael S. Weiss
Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated April 25, 2008.
99.2	Letter from NASDAQ Stock Market dated April 22, 2008.